April 15, 2020

Dear Fellow Shareholder,

By now you have received proxy material in connection with the upcoming MainStay Cushing® Energy Income Fund (the “Fund”) Special Meeting of Shareholders to be held on May 8, 2020.

Our records indicate that you have not voted your shares. Please sign, date and mail the enclosed proxy card(s) in the return envelope provided or follow the below instructions to vote by internet or telephone.

During these difficult times, we appreciate the vote participation we have received to date. Please exercise your right to vote.

We expect that all shareholders will benefit from the proposed merger, including through reduced total expenses through the reduction of management fees and lower gross and net expense ratios for all share classes.

Your Board of Trustees believes that the proposed merger is in the best interest of the shareholders of the Fund and unanimously recommends that you vote your shares “FOR” the proposed merger. Please follow the voting instructions below.

I thank you in advance for your vote. Please continue to stay safe and healthy.

Sincerely,

kirk c. lehneis

president

mainstay funds trust

Three Convenient Voting Methods to Cast Your Vote

1. Vote by Telephone: You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed card(s) and following the instructions.
2. Vote Online: You may cast your vote by visiting the web address located on the enclosed card(s) and following the instructions.
3. Vote by Mail: You may cast your vote by signing, dating and mailing the enclosed card(s) in the enclosed prepaid return envelope.

If you have any questions regarding the shareholder meeting or voting, please call MainStay’s proxy solicitor, Di Costa Partners at 1-833-892-6621.